UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. ___)

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Touchstone Strategic Trust
(Name of Registrant As Specified In Its Charter)
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TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 638-8194

Touchstone Dynamic Global Allocation Fund

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
This information statement (the “Information Statement”) is being furnished to the shareholders of Touchstone Dynamic Global Allocation Fund (the “Fund”), a series of Touchstone Strategic Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board” or "Trustees"), including a majority of Trustees who are not interested persons of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Touchstone Advisors, Inc. (“Touchstone”) and Wilshire Associates Incorporated (“Wilshire” or the “Sub-Advisor”), effective January 8, 2021, to allow Wilshire to continue to serve as sub-advisor to the Fund. On January 8, 2021, the majority ownership interest in Wilshire was sold, as further described herein. This sale constituted a change-of-control at Wilshire, resulting in the “assignment” of the prior sub-advisory agreement between Touchstone and Wilshire (the “Prior Agreement”) under the 1940 Act. Such an assignment under the 1940 Act resulted in the automatic termination of the Prior Agreement.
The U.S. Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits Touchstone, the investment advisor to the Fund, under certain conditions and subject to Board approval, to select or change unaffiliated sub-advisors to manage all or a portion of the assets of the Fund and enter into new sub-advisory agreements or amend existing sub-advisory agreements with unaffiliated sub-advisors, each without first obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with the relevant information contained herein about Wilshire and the Sub-Advisory Agreement. The Information Statement is being mailed on or about April 7, 2021 to shareholders of record of the Fund as of April 1, 2021.
BOARD APPROVAL OF SUB-ADVISORY AGREEMENT
At a Board meeting held on November 19, 2020 (the “Meeting”), the Board considered information provided with respect to the change-of-control at Wilshire. Prior to January 8, 2021, Wilshire was majority-owned by key employees of Wilshire. In October of 2020, Wilshire announced that it had entered into a purchase agreement with Monica Holdco (US) Inc. (the “Buyer”), a newly created entity and an affiliate of two investment firms, CC Capital Partners, LLC and Motive Capital Management, LLC (together with their co-investors, the “Investor Group”), pursuant to which Wilshire will be sold to the Buyer and the Investor Group will acquire a controlling interest in Wilshire (the “Transaction”). The Transaction closed on January 8, 2021. Following the Transaction, Wilshire is majority-owned by the Investor Group. Wilshire will retain its brand autonomy and continue to operate independently with no change to its investment teams, investment process or philosophy.

At the Meeting, Touchstone recommended, and the Board approved, the retention of Wilshire following the closing of the Transaction. The Sub-Advisory Agreement between Touchstone and Wilshire took effect on January 8, 2021, and the Prior Agreement with Wilshire was terminated as of January 7, 2021. The Board considered, among other things discussed below, that there were no anticipated changes to the Fund as a result of the Transaction and that the same portfolio management team would continue to manage the Fund's assets.
    For more information about the Fund’s principal investment strategies, principal risks, and portfolio managers, please see the Fund’s prospectus dated April 30, 2020, as supplemented from time to time. A copy of the prospectus may be obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com/Resources.
THE BOARD’S CONSIDERATIONS
    Board Considerations with respect to Approval of the Sub-Advisory Agreement. At the Meeting, the Board, and by a separate vote, the Trustees of the Trust who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), initially approved the Sub-Advisory Agreement.
    Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by Wilshire. The Board considered Wilshire’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who were, and would continue to be, responsible for managing the investment of portfolio securities with respect to the Fund. The Board noted that it is familiar with Wilshire, as Wilshire has served as sub-advisor to the Fund since 2015. The Board noted that Wilshire would continue to utilize the same investment strategy following the closing of the Transaction. The Board also noted that there would be no change to the investment team managing the Fund following the Transaction. The Board also took into consideration that Touchstone was satisfied with Wilshire’s in-house risk and compliance teams.

    Anticipated Profitability and Potential Economies of Scale. The Board took into consideration the financial condition of Wilshire and any direct and indirect benefits to be derived by Wilshire from its relationship with the Fund. In considering the anticipated level of profitability to Wilshire, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee was negotiated at arm’s length between Touchstone and Wilshire. As a consequence, the anticipated level of profitability to Wilshire from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Wilshire’s management of the Fund to be a substantial factor in its consideration. The Board noted that there was no change to the advisory fee as a result of the Transaction.

    Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay the sub-advisory fee to Wilshire out of the advisory fee. The Board considered the sub-advisory fee, noting that the proposed sub-advisory fee was the same as the previous sub-advisory fee paid to Wilshire prior to the Transaction under the Prior Agreement. The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Wilshire with respect to the various services to be provided by Touchstone and Wilshire. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the continued services to be provided to the Fund by Wilshire.

    Fund Performance. The Board considered Wilshire’s investment performance relative to the Fund's benchmark index and noted that Wilshire's investment performance was satisfactory.

    Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) Wilshire remains qualified to manage the Fund’s assets following the closing of the Transaction; (b) Wilshire continues to maintain an appropriate compliance program; and (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services provided to the Fund by Wilshire. In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund.

INFORMATION ABOUT THE SUB-ADVISOR

    Wilshire Advisers, LLC (“Wilshire”), located at 1299 Ocean Avenue, Santa Monica, California 90401, serves as sub-advisor to the Fund. Wilshire is a registered investment advisor founded in 1972. Wilshire advises more than $1.2 trillion in assets under management as of December 31, 2020. Wilshire, an independent firm for over 40 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific. The following individuals are jointly and primarily responsible for the management of the Fund's portfolio:

Nathan Palmer, CFA, is a Managing Director with Wilshire and heads Wilshire Funds Management’s portfolio management group. Mr. Palmer has more than 20 years of industry experience and is responsible for creating multi-asset class, multi-manager investment solutions for financial intermediary clients. Prior to joining Wilshire in 2011, Mr. Palmer provided investment advice to endowment, foundation, and family office clients at Convergent Wealth Advisors since 2009.

Anthony Wicklund, CFA, CAIA, is a Managing Director with Wilshire and a Portfolio Manager with Wilshire Funds Management. Mr. Wicklund has more than 18 years of industry experience and is a Portfolio Manager for multi-manager portfolios, including target-risk, target-date, and alternative portfolios for a range of financial intermediary clients. Prior to joining Wilshire in 2013, Mr. Wicklund was the Director of Risk Management at Convergent Wealth Advisors, where he led the firm’s investment risk management and operational due diligence efforts since 2006.

The name and principal occupation of the principal executive officers of Wilshire are listed below. The address for each principal executive officer is 1299 Ocean Avenue, Santa Monica, California 90401.

Name	Principal Occupation
Mark Makepeace	Chief Executive Officer
Jason Schwarz	President and Chief Operating Officer
Nicholas Teunon	Chief Financial Officer
Benkai Bouey	Chief Compliance Officer
Reena Lalji	General Counsel
Andrew Stewart	Chief Innovation Officer
Mohammad Ghassemieh	Chief Benchmark Officer
Paul Grimes	Chief of Staff
Jonathan Horton	Chief Strategy and Integration Officer
Joseph Kochansky	Chief Technology Officer
As of December 31, 2020, Wilshire acts as subadvisor to the following fund, which has a similar investment objective to that of the Fund. Touchstone pays Wilshire the sub-advisory fee for services to the following fund out of the management fee it receives from such fund:

Fund	Size (as of 12/31/2020)	Aggregate Compensation (for 12/31/2020 fiscal year)	Investment Goal
Touchstone Dynamic Diversified Income Fund	$56,690,475	$46,414	The Fund seeks to provide investors with current income.
Touchstone uses a portion of its advisory fee to pay Wilshire's sub-advisory fees. Under the Sub-Advisory Agreement, the sub-advisory fee paid to Wilshire has not changed as a result of the Transaction. Because Touchstone pays Wilshire's sub-advisory fees out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.
The information below reflects the aggregate amount of the sub-advisory fee paid to Wilshire during the Fund's last fiscal year. Because the Fund's sub-advisory fees aren't changing, the sub-advisory fees that were actually paid during the last year under the Prior Agreement are the same as what would have been paid had the Sub-Advisory Agreement been in effect during that time.

Fiscal Year Ended December 31, 2020
Investment Sub-Advisory Fee	$65,154

INVESTMENT SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement is attached to this Information Statement as Exhibit A. The contractual terms and conditions of the Sub-Advisory Agreement are substantially similar to those of the Prior Agreement, which was last approved by the Board on November 21, 2019 and approved by the Fund’s sole shareholder on or about April 12, 2012.
A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Wilshire manages the investment and reinvestment of the portion of the assets of the Fund allocated to it by Touchstone (the “Fund Assets”), in conformity with the Fund’s currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of Touchstone and the Trust’s Board, for the period and on the terms set forth in the Sub-Advisory Agreement. Wilshire makes all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. Wilshire also determines the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the portfolio securities will be exercised. Wilshire provides regular reports to the Board and to Touchstone (or such other service providers as Touchstone shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Wilshire, in the name of the Fund, places orders for the execution of all portfolio transactions in accordance with the Trust’s policies set forth in the Fund’s Disclosure Documents and Wilshire’s primary objective when placing orders with brokers and dealers shall be to obtain the most favorable price and execution available for the Fund.

Compensation. The sub-advisory fee rate payable to Wilshire is based on a variety of factors, including the value of the services to be provided, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. Neither the advisory fee rate paid by the Fund to Touchstone nor the sub-advisory fee rate paid by Touchstone to Wilshire were changed as a result of the Transaction.

Liability. Wilshire has agreed to indemnify and hold harmless the Trust, Touchstone and all of their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) Wilshire being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) Wilshire’s willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Touchstone shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct Losses incurred by reason of or arising out of: (a) Touchstone being in material violation of any applicable federal or state law, rule, or regulation; or (b) Touchstone's willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Limit on Trust Liability. Wilshire agrees that (i) the Trust’s obligations to Wilshire under the Sub-Advisory Agreement (or indirectly under the investment advisory agreement) shall be limited in any event to the Fund Assets and (ii) Wilshire shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.

Term. The Sub-Advisory Agreement shall continue in effect, unless sooner terminated under the Sub-Advisory Agreement, through December 31, 2022; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either Touchstone or Wilshire, cast in person at a meeting called for the purpose of voting on such approval1.

Amendment. The Sub-Advisory Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice delivered or mailed, postage prepaid, to Wilshire; (ii) by Wilshire upon not less than 60 days’ written notice delivered or mailed, postage prepaid, to Touchstone; or (iii) by the Trust upon either (a) the majority vote of the Board or (b) the affirmative vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.

INFORMATION ABOUT TOUCHSTONE

Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is a registered investment advisor that serves as the investment advisor to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”), dated May 1, 2000, as amended. The Advisory Agreement was last approved by shareholders on February 25, 2005 and by the Board on November 19, 2020. Under the Advisory Agreement, Touchstone reviews, supervises, and administers the Fund’s investment program and also ensures compliance with the Fund’s investment policies and guidelines, subject to the oversight of, and policies established by, the Board. Touchstone selects the Fund’s sub-advisor(s), subject to approval by the Board, determines the appropriate allocation of assets to the Fund’s sub-advisor(s) and continuously monitors sub-advisor performance.
Touchstone is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, or sub-administrative agent, or to other parties. For its services, Touchstone is entitled to receive an investment advisory fee from the Fund at an annualized rate based on the average daily net assets of the Fund. Both before and after the Transaction, the Fund pays an advisory fee at an annual rate of 0.25%. The Fund’s annual advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

For the fiscal year ended December 31, 2020, the annual advisory fee for the Fund, net of any advisory fee waivers and/or expense reimbursements, was 0.09% of the Fund’s average daily net assets or $70,838.

Touchstone uses a portion of its advisory fees to pay Wilshire's sub-advisory fees. As of December 31, 2020, Touchstone had approximately $25.9 billion in assets under management.

INFORMATION ABOUT THE DISTRIBUTOR

1 Due to the ongoing effects of COVID-19, the Securities and Exchange Commission issued conditional relief from the in-person voting requirement for fund boards.

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement with respect to the Fund, which was not impacted by, and remained in place following, the Transaction. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer and an affiliate of Touchstone by reason of common ownership. The table below sets forth the aggregate underwriting commissions on sales of the Fund’s shares, which are comprised of the amount the Distributor distributed to unaffiliated broker-dealers, the amount the Distributor earned as a broker-dealer in the selling network, and the amount of underwriting commissions retained by the Distributor, all for the fiscal year ended December 31, 2020.

Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount Earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
$53,179	$37,571	$10,411	$5,197

The Distributor retains the contingent deferred sales charge (“CDSC”) on redemptions of shares of the Fund that are subject to a CDSC. For the fiscal year ended December 31, 2020, the Distributor retained $143 of CDSCs with respect to both Class A and Class C shares. The Fund does not pay fees to the Distributor pursuant to the distribution agreement.

INFORMATION ABOUT THE ADMINISTRATOR

Touchstone serves as the Fund’s administrator pursuant to an administrative agreement with the Trust, which was not impacted by, and remained in place following, the Transaction. For the fiscal year ended December 31, 2020, the Fund paid Touchstone $117,422 in administration fees. Touchstone has engaged BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon IS”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator. BNY Mellon IS is compensated directly by Touchstone, not by the Trust or the Fund.
SHARE OWNERSHIP INFORMATION

As of April 1, 2021, the Fund had 6,521,371.881 shares issued and outstanding. As of April 1, 2021, the name, address, number of shares, and percentage ownership of each shareholder that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund are as follows:

Name and Address	Number of Shares	Percent of Class	Share Class
MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	478,563.758	8.03%	CLASS A
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	27,124.491	13.86%	CLASS C
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	22,590.434	11.54%	CLASS C
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	16,768.542	8.57%	CLASS C
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	10881.327	5.56%	CLASS C
GREAT-WEST TRUST COMPANY LLC FBO VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	109,985.460	29.97%	CLASS Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	47,577.353	12.97%	CLASS Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	46,114.228	12.57%	CLASS Y
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	35,509.166	9.68%	CLASS Y
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	23,922.989	6.52%	CLASS Y

As of April 1, 2021, none of the Trustees or the Trust’s Principal Executive Officer and Principal Financial Officer beneficially owned any shares of the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year-end.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.543.0407 or forward a written request to the Trust, P.O. Box 9878, Providence, Rhode Island 02940, if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

EXHIBIT A:
SUB-ADVISORY AGREEMENT

Touchstone Dynamic Diversified Income Fund
Touchstone Dynamic Global Allocation Fund
Each a series of
Touchstone Strategic Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of January 8, 2021 between Touchstone Advisors, Inc. (the “Advisor”), and Wilshire Associates Incorporated (the “Sub-Advisor”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone Dynamic Diversified Income Fund and the Touchstone Dynamic Global Allocation Fund (the “Funds”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Funds, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Funds;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1. Appointment of the Sub-Advisor. The Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Funds allocated to it by the Advisor (the “Funds Assets”), in conformity with the Funds’ currently effective registration statements, including their prospectuses and statements of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Funds, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Funds.

2. Duties of the Sub-Advisor. The Sub-Advisor, directly or through a third party, will provide the following services and undertake the following duties:

a.The Sub-Advisor will manage the investment and reinvestment of the Funds Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Funds communicated to the Sub-Advisor by the Advisor, and in conformity with the Funds’ currently effective Disclosure Documents and any written directions which the Advisor or the Trust’s Board may give pursuant to this Agreement. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Funds’ Assets and the purchase and sale of portfolio securities and shall take such steps or cause such steps to be taken as may be necessary or advisable to implement the same; provided that, the Advisor agrees and acknowledges (i) that Sub-Advisor shall engage the services of a third-party service provider to place all orders for the purchase and sale of exchange-traded funds on behalf of the Funds, (ii) Sub-Advisor shall follow the procedures attached as Exhibit B hereto with respect to allocations to the Touchstone Mutual Funds and (iii) other than (i) and (ii) of this sentence, Sub-Advisor shall not be responsible for any trading or execution duties.

a.As reasonably requested the Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Funds and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Funds Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.

a.The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Funds.

a.The Sub-Advisor shall not have custody of any of the Funds Assets and is not authorized to provide the Funds with legal or tax advice or to engage the Funds in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Funds’ custodian or other duly designated Funds agent. The Sub-Advisor shall assist the custodian or other duly designated Funds agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Funds’ custodian or other duly designated Funds agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Funds.

a.The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Funds Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Funds. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Funds Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Funds and other accounts in a fair and equitable manner.

a.Whenever the Funds and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Funds.

g. The Sub-Advisor will not arrange purchases or sales of securities between the Funds and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Funds’ policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Funds, and (c) the Funds’ Board has approved these types of transactions.

h. The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Funds and reflected on the books and records of the Funds may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware and permitted to share with such parties to the Advisor and any Funds pricing agent to assist in the determination of the fair value of any Funds holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Funds’ adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source and has no responsibility for calculating the Funds’ net asset value.

i. Regulatory Compliance.

a.The Sub-Advisor will comply in all material respects with applicable federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment advisor providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

a.The Sub-Advisor shall cause the Funds to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

a.The Sub-Advisor will cooperate fully with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

a.Subject to the Advisor’s supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Funds.

a.The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its code of ethics to the Advisor and the Funds.

The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Funds with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Funds and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by the Funds.

a.The Sub-Advisor shall promptly notify the Trust’s Chief Compliance Officer and Advisor upon detection of (i) any material failure by Sub-Advisor to manage the Funds in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Advisor’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor) by the Sub-Advisor. In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Funds’ and the Advisor’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Funds’ financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Advisor will promptly notify the Trust in the event: (i) the Sub-Advisor is served or otherwise receives notice of any action, suit or proceeding, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Funds are a member of the plaintiff class by reason of the Funds’ ownership of shares in the defendant); the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Funds under this Agreement would be likely, in the reasonable determination of the Sub-Advisor in respect of the period beginning on the date of such determination and the subsequent sixty calendar days, to have a material and adverse impact on the ability of the Sub-Advisor to fulfill its duties hereunder; or (iii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

a.The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Funds’ Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Funds), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Funds Books and Records”). The Funds Books and Records shall be available to the Advisor and the Board, which shall be delivered upon request to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day that the Funds are open for business. The Sub-Advisor may retain a copy of the Funds’ Books and Records for its own recordkeeping purposes.

j. The Sub-Advisor shall provide limited support to the Advisor with respect to the marketing of the Funds, including but not limited to: (i) permission to use the Sub-Advisor’s name as provided in Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of Funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Funds; (iii) access to the individual(s) responsible for day-to-day management of the Funds for marketing conferences, teleconferences, and other activities involving the promotion of the Funds, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s) solely in the form and substance as provided to Advisor by Sub-Advisor.

k. The Sub-Advisor will, in the name of the Funds, directly or through a third-party, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Funds’ Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Funds, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Funds (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Funds that promote or sell shares of the Funds. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Funds derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

l. The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust of any material decrease in coverage. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

n. The Sub-Advisor will bear its expenses of providing services to the Funds pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Funds.

o. The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Portfolio except as required by law. The Advisor shall remain responsible for the Funds overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p. The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Funds; its cash available, or to become available, for investment; and generally as to the conditions of the Funds or its affairs.

q. The Advisor will provide the Sub-Advisor with reasonable advance notice of, and the opportunity to comment on, any change in the Funds investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Advisor that may affect the Sub-Advisor’s management of the Funds. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Funds Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Funds.

r. The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee or make any representations with respect to the future performance or any specific level of performance for the Funds Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Funds Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Funds Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Funds. Additionally, there may be loss or depreciation of the value of the Funds Assets because of fluctuation of market values. These and all other material risks will be disclosed in the Funds’ Disclosure Documents by the Advisor.

3. Compensation of the Sub-Advisor.

a. As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee as set forth in Exhibit A; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily and paid monthly in arrears within thirty (30) days of month-end. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 13.a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Funds Assets shall be computed by the same method as the Trust uses to compute the Funds’ net asset value for purposes of purchases and redemptions of shares.

4. Ongoing Reporting of the Sub-Advisor.

a. Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this

Agreement): (i) the financial condition and financial prospects of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect the Funds that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to the Funds and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Funds Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Funds. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Funds, with respect to the Funds and to the Sub-Advisor’s other clients.

The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s financial statements, unless the Funds’ Board requests reports on a more frequent basis. For purposes of this paragraph 4(a), “financial statements” shall include the Sub-Advisor’s balance sheet, income statement, and notes to the financial statements.

b. Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of any portfolio manager of the Funds.

5. Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Funds Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Funds’ behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Funds’ investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Funds’ Disclosure Documents, such other documents or instruments governing the investments of Funds Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement and shall continue to deliver any updates to such documents as long as this Agreement is effective; and (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

6. Use of Names.

a. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance in writing by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Funds’ Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 13, the Advisor shall cease using any references to the Sub-Advisor in Funds and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Funds in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7. Liability of the Sub-Advisor. Neither Sub-Adviser nor any of its shareholders, officers, agents or employees shall have any liability to Advisor, the Funds or any shareholder of the Funds for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, other than for liability resulting from willful misfeasance, bad faith, or gross negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Sub-Advisor shall indemnify and hold harmless the Advisor and all its affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of any actual material misstatement or omission in the Funds’ registration statement(s), any proxy statement, or any communication to current or prospective investors the Funds, made by Sub-Adviser and provided to Adviser or the Funds by Sub-Adviser.

8. Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement or (c) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Advisor with respect to this Agreement.

9. Liability of the Funds. The Trust on behalf of each of the Funds shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of the performance by the Sub-Advisor of its duties hereunder, except to the extent that such Losses (a) arise directly out of any actual material misstatement or omission in the Funds’ registration statement(s), any proxy statement, or any communication to current or prospective investors the Funds, made by Sub-Adviser and provided to Adviser or the Funds by Sub-Adviser, or (b) result from the willful misfeasance, bad faith, or gross negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10. Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement shall be limited in any event to the Funds Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

11. Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

12. Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding any other provision of this Agreement, Advisor acknowledges that in the ordinary course of Sub-Advisor’s business, Sub-Advisor evaluates and makes recommendations with respect to investment managers (“Manager Evaluations”) and agrees that Sub-Advisor may use and disclose any information regarding Advisor or the Funds in Sub-Advisor’s possession, including without limitation Confidential Information, in connection with such Manager Evaluations.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

13. Renewal, Termination and Amendment.

a. This Agreement shall continue in effect, unless sooner terminated under this Agreement, through December 31, 2022; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Funds or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-day nor less than 30-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Funds. This Agreement shall terminate automatically in the event of its assignment (as such term is defined in the 1940 Act).

c. This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Funds affected by such change.

d. The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

14. Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

15. Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401, Attn: General Counsel.

16. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

17. Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

18. Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments

(including the Sub-Advisor’s statement of financial condition) and will promptly supply to the Advisor copies of all amendments or restatements of such document. Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires the Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account. The Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information.

Signatures on next page.

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

Name: /s/ Timothy D. Paulin Name: /s/ Timothy S. Stearns
Title: Senior VP Title: VP, Chief Compliance Officer

TOUCHSTONE STRATEGIC TRUST on behalf of the Funds, solely with respect to Section 9 of the Agreement

Name: /s/ Timothy S. Stearns
Title: VP, Chief Compliance Officer

WILSHIRE ASSOCIATES INCORPORATED

Name: /s/ Jason Schwarz
Title: COO

TSF-2635-2104